UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/09/2015

Servotronics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-07109

Delaware	16-0837866
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

The information included in Item 3.03 below and the Amendment No. 1 to Shareholder Rights Plan filed as Exhibit 4.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.    Material Modifications to Rights of Security Holders

On March 9, 2015, the Board of Directors of Servotronics, Inc. (the "Company") approved an Amendment No. 1 (the "Amendment") to the Company's Shareholder Rights Plan (the "Rights Plan") dated as of October 15, 2012. The Amendment revises the definition of an "Acquiring Person" under the Rights Plan.
A copy of the Rights Plan as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on October 17, 2012 and is incorporated herein by reference. This foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K:
4.1        Amendment No 1 to Servotronics, Inc. Shareholder Rights Plan dated as of March 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Servotronics, Inc.

Date: March 11, 2015	By:	/s/ Cari L. Jaroslawsky
Cari L. Jaroslawsky
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-4.1	Amendment No 1 to Servotronics, Inc. Shareholder Rights Plan dated as of March 9, 2015